UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒ Definitive Proxy Statement

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Definitive Additional Materials
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Soliciting Material Pursuant to §240.14a-12

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CORBUS PHARMACEUTICALS HOLDINGS, INC.

500 River Ridge Drive

Norwood, MA 02062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 16, 2024

To the Stockholders of Corbus Pharmaceuticals Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) will be held on May 16, 2024, beginning at 9:00 a.m. eastern time. The Annual Meeting will be held live via the internet, at www.virtualstockholdermeeting.com/CRBP2024.

At the Annual Meeting, stockholders will act on the following matters:

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To elect eight director nominees to serve as directors until the next annual meeting of stockholders;
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To approve the Company’s 2024 Equity Compensation Plan;
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To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2024;
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To approve, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement; and
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To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on March 22, 2024 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the Annual Meeting live via the internet or not, you may vote your shares over the internet, by phone, or by requesting a printed copy of the proxy materials and marking, signing, dating and mailing the proxy card in the envelope provided. If you attend the Annual Meeting live via the internet and prefer to vote during the Annual Meeting, you may do so even if you have already voted your shares. We designed the format of this year’s Annual Meeting to ensure that our stockholders who attend the Annual Meeting live via the internet will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

You will be able to attend the Annual Meeting, vote your shares, and submit your questions during the Annual Meeting live via the internet by visiting www.virtualstockholdermeeting.com/CRBP2024. To attend, vote and submit questions during the Annual Meeting, visit at www.virtualstockholdermeeting.com/CRBP2024 and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card. If you are a registered holder, you must register using the Control Number included on your proxy card. If you hold your shares beneficially through a bank or broker, you also must register using the Control Number included on your proxy card. If you are a beneficial holder and you have not received a Control Number, you must contact your bank or broker to gain access to the Annual Meeting. Instructions on how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualstockholdermeeting.com/CRBP2024.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2024.

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2023 and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Yuval Cohen

Yuval Cohen

Chief Executive Officer

April 2, 2024

Norwood, Massachusetts

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

800-429-6512

CORBUS PHARMACEUTICALS HOLDINGS, INC.
500 RIVER RIDGE DRIVE
NORWOOD, MA 02062

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) to be held on May 16, 2024 at 9:00 a.m. eastern time, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The Annual Meeting will be held live via the internet, at www.virtualstockholdermeeting.com/CRBP2024. The enclosed proxy is solicited by the Board of Directors of the Company (the “Board”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about April 3, 2024. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at 500 River Ridge Drive, Norwood, Massachusetts, 02062, during normal business hours for ten days prior to the Annual Meeting (the “Stockholder List”) and available during the Annual Meeting.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

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To elect eight director nominees to serve as directors until the next annual meeting of stockholders (“Proposal 1”);
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To approve the Company’s 2024 Equity Compensation Plan (“Proposal 2”);
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To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2024 (“Proposal 3”);
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Approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement (“Proposal 4”); and
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To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the approval of the Company’s 2024 Equity Compensation Plan, and the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2024 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees, FOR the approval of the Company’s 2024 Equity Compensation Plan and FOR the ratification of the independent registered public accounting firm. Our Board believes that the compensation of our named executive officers for the year ended December 31, 2023, as described in this proxy statement, was appropriate and recommends that you vote FOR the resolution to approve that compensation.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this proxy statement and our 2023 Annual Report by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, March 22, 2024, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the record date, we had 10,507,237 outstanding shares of common stock.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

How do I attend the Annual Meeting?

To attend, vote and submit questions during the Annual Meeting, visit www.virtualstockholdermeeting.com/CRBP2024 and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card. Online access to the meeting will open approximately 15 minutes prior to the start of the Annual Meeting.

How do I vote my shares?

Both stockholders of record and stockholders who hold their shares in “street name” can attend the Annual Meeting, vote their shares, and submit their questions during the Annual Meeting live via the internet by following the instructions below.

If you are a Stockholder of record, you can vote your shares:

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By submitting a proxy over the internet. Vote at www.proxyvote.com in advance of the meeting. The internet voting system for submitting proxies is available 24 hours a day until 11:59 p.m. Eastern Time on Wednesday, May 15, 2024. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions.
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By submitting a proxy via telephone. Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on Wednesday, May 15, 2024. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.
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By mail. If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. If you received only a notice of internet availability but want to vote by mail, the notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 8 a.m. Eastern Time on Thursday, May 16, 2024.

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At the meeting. To vote during the Annual Meeting, visit www.virtualstockholdermeeting.com/CRBP2024 and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card.

If your shares are held in a “street name,” the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to submit a proxy to vote your shares over the internet or by telephone. To ensure that your shares are counted, we encourage you to provide instructions on how to vote your shares. To vote during the Annual Meeting, visit www.virtualstockholdermeeting.com/CRBP2024 and enter the 16-digit control number included in your voting instruction form. If you have questions about your control number, please contact your bank, broker or other custodian.

How can I submit a question for the Annual Meeting?

Stockholders may submit questions in writing during the Annual Meeting at www.virtualstockholdermeeting.com/CRBP2024. Stockholders will need their Control Number (which can be obtained by following the procedures described under the heading “How do I attend the Annual Meeting?" above).

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted in writing during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Answers to any questions that are not addressed during the meeting will be published following the meeting on our website. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

What if I have technical difficulties during the Annual Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live via the internet. Please be sure to check in by 8:30 a.m. eastern time on May 16, 2024, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting begins live via the internet. If you encounter any difficulties accessing the Annual Meeting, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting 15 minutes prior to the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of both (i) the holders of at least one-third of the voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting, and (ii) the holders of at least one-third of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Shares represented by properly completed proxy cards marked with voting instructions or returned without voting instructions, or for which abstentions occur, are counted as present for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

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filing with the Secretary of the Company a notice of revocation;
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sending in another duly executed proxy bearing a later date; or
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attending the Annual Meeting live via the internet and casting your vote by following the procedures described under the heading “How do I vote my shares?” above.

For purposes of submitting your proxy online or by phone before the Annual Meeting, you may change your voting instructions until 11:59 p.m. eastern time on May 15, 2024.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a valid proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your broker may vote your shares on your behalf on discretionary matters brought before the Annual Meeting.

What vote is required to approve each proposal?

Both (i) the holders of at least one-third of the voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting and (ii) the holders of at least one-third of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

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With respect to Proposal 1 (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.
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With respect to Proposal 2 (the approval of the Company’s 2024 Equity Compensation Plan), Proposal 3 (the ratification of the independent registered public accounting firm), Proposal 4 (approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement) and approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of shares present and entitled to vote on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions will be treated as a vote against these proposals. “Broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals. If Proposals 2, 3 and 4 are discretionary and if you fail to provide voting instructions with respect to any shares of Common Stock that you beneficially own through a bank, broker or other nominee, your broker may exercise its discretionary authority to vote such shares.

Holders of the Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines a proposal to be “non-routine,” failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names, will have no effect on the outcome of Proposals 1, 2, 3 and 4.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Alliance Advisors, LLC, to assist in the solicitation of proxies and to provide related informational support for a consulting fee which is not expected to exceed $7,500.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT EIGHT DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is currently composed of eight directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that director for which the vacancy was created and until the director’s successor is duly elected and qualified.

Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the eight nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of our directors who are up for re-election at the Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
Yuval Cohen, Ph.D.	48	Chief Executive Officer and Director	2014
Alan Holmer	74	Director (Chairman of the Board)	2014
Avery W. Catlin	75	Director	2014
Rachelle Jacques	52	Director	2019
John Jenkins, M.D.	66	Director	2018
Peter Salzmann, M.D.	56	Director	2020
Anne Altmeyer, Ph.D.	59	Director	2022
Yong Ben, M.D.	50	Director	2023

There are no family relationships between any of our directors or executive officers.

The following includes a brief biography of each of the nominees standing for election to the Board of Directors at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the applicable nominee should serve as a member of our Board of Directors.

Directors

Yuval Cohen, Ph.D., Chief Executive Officer and Director

Dr. Cohen has served as our Chief Executive Officer and as a director since April 11, 2014. Prior to joining Corbus Pharmaceuticals, Inc., he was the President and co-founder of Celsus Therapeutics PLC (“Celsus”) Dr. Cohen holds a BSc (Hons) in microbiology and biochemistry from University of Cape Town, South Africa, and has a Ph.D., summa cum laude, from the Curie Institute of Cancer Research in Paris and the University of Paris V. Dr. Cohen was selected as a director because of his business and leadership experience in the biopharmaceutical sector, as well as a result of having served as a director since our inception.

Alan Holmer, Chairman of the Board

Mr. Holmer has served as a director of Corbus Pharmaceuticals, Inc. since January 2014 and chairman of our board since April 11, 2014. From 1996 to 2005 he served as President and Chief Executive Officer of the Pharmaceutical Research and Manufacturers of America (PhRMA), an organization that represents the worldwide interests of leading pharmaceutical and biotechnology companies, based in Washington, D.C. From 2005 to 2007 and again from February 2009 until its acquisition by Merck in May 2011, Mr. Holmer served as a Director of Inspire Pharmaceuticals, Inc., and at various times as member of its Corporate Governance Committee, Audit Committee, and Drug Development Committee. In addition to his pharmaceutical industry experience, Mr. Holmer has significant expertise in handling legal, international trade and governmental issues, having held various positions within the office of the U.S. Trade Representative, the Commerce Department and the White House, including serving as Deputy U.S. Trade Representative with rank of Ambassador. Mr. Holmer served as Special Envoy for China and the Strategic Economic Dialogue, a position to which he was appointed by Secretary of the Treasury, Henry M. Paulson, Jr. from 2007 to 2009. Mr. Holmer also served as a partner at the international law firm, Sidley & Austin (now Sidley Austin LLP), and as an associate at Steptoe & Johnson LLP. From 2012 to 2016, Mr. Holmer served as Special Counsel in the Washington, D.C. office of Smith, Currie& Hancock LLP. Mr. Holmer has been involved in many community service organizations, including as the former Chairman of the Board of the Metropolitan Washington, D.C., Chapter of the Cystic Fibrosis Foundation (2009 to 2018). He also served as Co-Chairman of the President’s Advisory Council on HIV/AIDS. Mr. Holmer received an A.B. degree from Princeton University and a J.D. from Georgetown University Law Center. Mr. Holmer was selected as a director because of his background in the pharmaceutical and biotechnology industry and his experience in governance matters.

Avery W. (Chip) Catlin, Director

Mr. Catlin has served as a director since August 2014, and also served on the board of directors of Provention Bio, Inc. from September 2018 to April 2023. From January 2000 to June 2017, Mr. Catlin served as Senior Vice President, Chief Financial Officer, and Secretary of Celldex Therapeutics, Inc. (Nasdaq: CLDX), a public biopharmaceutical company. Prior to joining Celldex Therapeutics, Inc. in January 2000, he served as Vice President, Operations and Finance, and Chief Financial Officer of Endogen, Inc., a public life science research products company, from 1996 to 1999. From 1992 to 1996, he held various financial positions at Repligen Corporation (Nasdaq: RGEN), a public biopharmaceutical company, serving the last two years as Chief Financial Officer. Earlier in his career, he held the position of Chief Financial Officer at MediSense, Inc., a Massachusetts-based medical device company. Mr. Catlin received his B.A. degree from the University of Virginia and M.B.A. from Babson College and is a Certified Public Accountant. Mr. Catlin was selected as a director due to his leadership experience at other public companies, and his financial and accounting experience and his expertise in governance matters.

Rachelle S. Jacques, Director

Ms. Jacques has served as a director since April 2019. Ms. Jacques is the President and Chief Executive Officer of Akari Therapeutics, Plc (Nasdaq: AKTX) (“Akari”), a late-stage biopharmaceutical company focused on innovative therapeutics to treat orphan autoimmune and inflammatory diseases where complement (C5) and/or leukotriene systems (LBT4) are implicated, and also serves on their board of directors. Previously, Ms. Jacques served as the Chief Executive Officer of Enzyvant Therapeutics, Inc., a wholly owned subsidiary of Sumitomo Dainippon Pharma Co., Ltd. (TSE: 4506), focused on developing therapies for patients with rare diseases, from February 2019 to March 2022. Beginning in 2017, she served as the Senior Vice President and Global Complement Franchise Head at Alexion Pharmaceuticals, Inc. (Nasdaq: ALXN), where she was responsible for commercialization strategy and execution. From 2016 to 2017, Ms. Jacques was Vice President of U.S Hematology Marketing at Shire plc, which acquired Baxalta Inc. (“Baxalta”) in 2016. Prior to this role, from 2015 to 2016, Ms. Jacques served as Vice President of Business Operations at Baxalta after its spinoff from Baxter International Inc. (NYSE: BAX) in 2015. From 2013 to 2015, Ms. Jacques served in leadership positions, including Vice President of Finance, US BioScience Business, at Baxter. Prior to joining Baxter, Ms. Jacques served in various roles of increasing responsibility at Dow Corning Corporation, including U.S. and international operational management roles, from 1995 to 2013. Ms. Jacques currently serves as a member of the board of directors of uniQure N.V. (Nasdaq: QURE) since 2021. Previously, she served as a member of the board of directors of Viela Bio, Inc. (Nasdaq: VIE) from April 2020 to March 2021. Ms. Jacques received her B.A. degree in business administration from Alma College and is currently a member of the school's Board of Trustees. Ms. Jacques was selected as a director due to her multinational business leadership and commercialization experience, particularly in the biotechnology industry.

John K. Jenkins, M.D., Director

Dr. Jenkins has served as a director since June 2018. Dr. Jenkins is currently Managing Member of John K. Jenkins Advisors, LLC, an FDA-focused strategic regulatory advisory firm located in Washington, DC. Previously he served as Principal, Drug and Biological Products at Greenleaf Health from 2017 to 2023. In that role, he advised companies developing new drugs and seeking FDA approval. Dr. Jenkins also worked in various positions of increasing responsibility at the FDA from May 1992 until his retirement in January 2017. During his tenure at the FDA, Dr. Jenkins served as Director of the Division of Pulmonary Drug Products from 1995 to 1999, Director of the Office of Drug Evaluation II from 1999 to 2002, and Director of the Office of New Drugs from 2002 to 2017. In his role as Director of the Office of New Drugs, Dr. Jenkins was responsible for oversight of all new drug reviewing divisions for small molecule drugs, therapeutic biologic proteins, and biosimilars. Dr. Jenkins was also a member of the Center for Drug Evaluation and Research Senior Leadership Team and represented the FDA during Congressional testimony on a variety of issues and during negotiations related to the renewal of the Prescription Drug User Fee Act. Prior to joining the FDA, Dr. Jenkins served as an Assistant Professor of Pulmonary and Critical Care Medicine at VCU/MCV, and as a Staff Physician at the Hunter Holmes McGuire VA Medical Center in Richmond, Virginia. Dr. Jenkins is board certified in internal medicine and pulmonary diseases by the American Board of Internal Medicine. He received his medical degree from the University of Tennessee, Memphis and completed his post-graduate medical training in internal medicine, pulmonary diseases, and critical care medicine at Virginia Commonwealth University/Medical College of Virginia in Richmond. Dr. Jenkins was selected as a director due to his medical knowledge and strategic regulatory expertise.

Peter Salzmann, M.D., Director

Dr. Salzmann has served as a director since March 6, 2020. Dr. Salzmann has served as the Chief Executive Officer of Immunovant, Inc. (NASDAQ: IMVT), a clinical-stage biopharmaceutical company focused on enabling normal lives for patients with autoimmune diseases, since June 2019, and as a member of its board of directors since December 2019. Previously, from November 2018 to June 2019, he served as Global Brand Development Leader in Immunology at Eli Lilly and Company (NYSE: LLY), where he designed and executed a comprehensive indication development strategy and oversaw Phase 2 and 3 clinical trial execution. From March 2013 to October 2018, Dr. Salzmann was Head of U.S. Immunology at Eli Lilly, and Managing Director of Lilly Alps from January 2011 to April 2013. From January 2008 to December 2010, Dr. Salzmann was the Head of Marketing for Eli Lilly China. Dr. Salzmann earned a B.A. in Chemistry from Northwestern University, an M.D. from University of Chicago’s Pritzker School of Medicine, and an M.B.A. from Stanford University’s Graduate School of Business. Dr. Salzmann was selected as a director because of his extensive prior experience in the biopharmaceutical industry and his leadership experience at other public companies.

Anne Altmeyer, Ph.D., Director

Dr. Altmeyer has served as a director since September 20, 2022. Dr. Altmeyer is the President, Chief Executive Officer and member of the board of directors of TigaTx, Inc. since June 2021. TigaTx is a biotech company developing engineered IgA monoclonal antibodies for the treatment of cancer patients. Before joining TigaTx, Dr. Altmeyer was the Chief Business Officer at Sigilon Therapeutics, Inc., a biotech company that was developing Shielded Living Therapeutics for patients with chronic diseases (acquired by Eli Lilly). Prior to Sigilon, Dr. Altmeyer was Chief Business Officer at Adicet Bio, Inc. (Nasdaq: ACET), a biotech developing allogenic, engineered gamma delta T cells for the treatment of cancer and other diseases. Before joining Adicet Bio, Dr. Altmeyer was Vice President for Business Development & Licensing at Baxalta (acquired by Shire Plc) where she focused on global transactions for Baxalta’s businesses. Prior to Baxalta, Dr. Altmeyer worked for Novartis Pharmaceuticals for over a decade from 2004 to 2015 in positions of increasing responsibilities within Business Development and Project Leadership. She also oversaw the Companion Diagnostics Business Development group and managed several alliances. As a project leader at Novartis, Dr. Altmeyer led multidisciplinary project teams through the generation and implementation of strategies for compounds in research, development and on the market. Prior to Novartis, Anne worked as a project manager at Merck & Co., Inc. (NYSE: MRK), supporting various therapeutic areas. Dr. Altmeyer received a Ph.D. in molecular immunology from Strasbourg University, France, performed a postdoctoral fellowship at the New York University School of Medicine, and was a research associate at Cornell University Medical College. Dr. Altmeyer has also received an M.B.A. from Rutgers University and an M.P.H. from the University of Medicine and Dentistry of New Jersey. Dr. Altmeyer was selected as a director because of her business leadership experience and extensive prior experience in the biopharmaceutical industry.

Yong Ben, M.D., Director

Dr. Ben has served as a director since March 1, 2023. Dr. Ben has over 20 years of clinical development expertise including strategic planning, oncology clinical trial design and execution and successful BLA/NDA submissions. Dr. Ben is currently Venture Partner at Eight Roads Venture (formerly known as Fidelity Ventures) since August 2022. Prior to that, Dr. Ben served as Chief Medical Officer for BeiGene, Ltd. (NASDAQ: BGNE), a global biotechnology company specializing in drugs for cancer treatment, from February 2019 to February 2022, and served as a clinical advisor with the company until July 2022. Prior to BeiGene, Dr. Ben served as Chief Medical Officer for BioAtla, Inc. (NASDAQ: BCAB), an immunotherapy company, from May 2017 to February 2019. Prior to BioAtla, Dr. Ben was the Global Clinical Leader, Immuno-Oncology Clinical Development, for AstraZeneca PLC (NASDAQ: AZN) from August 2014 to May 2017. Dr. Ben received his medical degree from Norman Bethune College of Medicine and was a surgical oncologist at Peking Union Medical College Hospital with a post-doctoral fellowship at California Pacific Medical Center. Dr. Ben also received an M.B.A. from the University of California, San Diego. Dr. Ben was selected as a director due to his medical knowledge and extensive business leadership experience in the biopharmaceutical industry.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Director Composition

Our Board is composed of eight directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board Diversity Matrix (As of April 2, 2024)
Total Number of Directors: 8

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	5	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	1
Did Not Disclose Demographic Background	-

Board of Director Meetings

Our Board met five times in 2023. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees) during 2023. All directors serving at the time of the 2023 Annual Meeting of Stockholders attended the 2023 Annual Meeting. We do not have a formal policy requiring members of the Board to attend our annual meetings.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. Under the Nasdaq Listing Rules, independent directors must comprise a majority of our Board. In addition, the Nasdaq Listing Rules require that all the members of such committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Compensation committee members must also satisfy the independence criteria established by the Nasdaq Listing Rules in accordance with Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Mr. Holmer, Mr. Catlin, Dr. Salzmann, Ms. Jacques, Dr. Jenkins, Dr. Altmeyer and Dr. Ben do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Listing Rules and the SEC.

In making this determination, our Board considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence. We intend to comply with the other independence requirements for committees within the time periods specified above.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee named above are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operate under a charter that has been approved by our Board.

Audit Committee. Our Audit Committee currently consists of Ms. Jacques, Dr. Jenkins and Mr. Catlin. Mr. Catlin is the Chair of the Audit Committee. Our Audit Committee met 5 times in 2023. Our Board has determined that the directors currently serving on our Audit Committee are independent within the meaning of the Nasdaq Listing Rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Mr. Catlin qualifies as an audit committee financial expert within the meaning of SEC regulations and the Nasdaq Listing Rules.

The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to our Board any substantive issues found during the audit. The Audit Committee will be directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee reviews and approves all transactions with affiliated parties. Our Board has adopted a written charter for the Audit Committee. A copy of the charter is posted under the “Investors” tab under “Governance” in our website, which is located at www.corbuspharma.com.

Compensation Committee. Our Compensation Committee currently consists of Mr. Catlin, Dr. Altmeyer, and Dr. Jenkins. Dr. Jenkins is the Chair of the Compensation Committee. Our Compensation Committee met 7 times in 2023. Our Board has determined that the directors currently serving on our Compensation Committee are independent under the Nasdaq Listing Rules, are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee provides advice and makes recommendations to our Board in the areas of employee salaries, benefit programs and director compensation. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our President, Chief Executive Officer, and other officers and makes recommendations in that regard to our Board as a whole.

In discharging its responsibilities, the Compensation Committee works with our Chief Executive Officer, who assists the Compensation Committee by providing information on corporate and individual performance, perspectives on performance issues and recommendations on compensation matters.

Typically, our Chief Executive Officer will make recommendations to the Compensation Committee regarding compensation matters, including adjustments to annual cash compensation, long-term incentive compensation opportunities for our executive officers, including our other Named Executive Officers. At the beginning of each year, our Chief Executive Officer reviews the performance of our executive officers based on such individual’s level of success in accomplishing the business objectives established for him or her for the prior year and his or her overall performance during that year, and then shares these evaluations with, and makes recommendations to, the Compensation Committee for each element of compensation as described above. The Compensation Committee reviews and discusses these recommendations and proposals with our Chief Executive Officer.

Our Chief Executive Officer attends meetings of the Compensation Committee at which executive compensation matters are addressed, but does not participate in the Compensation Committee’s deliberations involving his own compensation.

The Compensation Committee has directly engaged independent compensation consultant, OneDigital Human Resources Consulting, to provide advice and recommendations on the structure, amount and form of executive and director compensation and the competitiveness thereof. At the request of the Compensation Committee, the compensation consultants provided, among other things, comparative data from selected peer companies. The compensation consultants report directly to the Compensation Committee. The Compensation Committee’s decision to hire the compensation consultants was not made or recommended by Company management. The compensation consultant has not performed any work for the Company in 2023 except with respect to the work that it has done directly for the Compensation Committee.

Our Board has adopted a written charter for the Compensation Committee. A copy of the charter is posted under the “Investors” tab under “Governance” in our website, which is located at www.corbuspharma.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee currently consists of Dr. Salzmann, Dr. Ben, and Ms. Jacques. Ms. Jacques is the Chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met 3 times in 2023. The Nominating and Corporate Governance Committee nominates individuals to be elected to the full board by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the Nasdaq Listing Rules. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the charter is posted under the “Investors” tab under “Governance” in our website, which is located at www.corbuspharma.com.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.

•
the name and address of record of the security holder;
•
a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

•
the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;
•
a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;
•
a description of any arrangements or understandings between the security holder and the proposed director candidate; and
•
the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

The positions of our chairman of the Board and chief executive officer are separated. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as our Board’s oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. This leadership structure also is preferred by a significant number of our stockholders. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Although our bylaws do not require our chairman and chief executive officer positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other reports filed with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Our Board also satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. Our Board believes that full and open communication between management and our Board is essential for effective risk management and oversight.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, MA 02062, Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A copy of the code is posted under the “Investors” tab under “Governance” in our website, which is located at www.corbuspharma.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in a Current Report on Form 8-K.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Limitation of Directors Liability and Indemnification

The Delaware General Corporation Law (the “DGCL”) authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our certificate of incorporation limits the liability of our directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with certain of our directors and officers whereby we have agreed to indemnify those directors and officers to the fullest extent permitted by law, including indemnification against expenses and liabilities incurred in legal proceedings to which the director or officer was, or is threatened to be made, a party by reason of the fact that such director or officer is or was a director, officer, employee or agent of the Company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, the best interests of the Company.

We have director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us, including matters arising under the Securities Act. Our certificate of incorporation and bylaws also provide that we will indemnify our directors and officers who, by reason of the fact that he or she is one of our officers or directors, is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative related to their board role with us.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serving in Position Since
Yuval Cohen, Ph.D.	48	Chief Executive Officer, Director	2014
Sean Moran, CPA, MBA	66	Chief Financial Officer	2014
Rachael Brake, Ph.D. (1)	52	Chief Scientific Officer	2021

(1)	Dr. Brake served as our Chief Scientific Officer through February 19, 2024.

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Yuval Cohen, Ph.D., Chief Executive Officer and Director

See description under “Proposal 1”.

Sean Moran, CPA, MBA, Chief Financial Officer

Mr. Moran has served as our Chief Financial Officer since April 11, 2014. Mr. Moran joined Corbus Pharmaceuticals, Inc. (formerly JB Therapeutics), our wholly-owned subsidiary, as its Chief Financial Officer in January 2014. Mr. Moran has over twenty-five years of senior financial experience with emerging biotechnology, drug delivery and medical device companies. Mr. Moran has worked at three different companies that completed initial public offerings and maintained a listing on a public exchange. Before joining our company, Mr. Moran served as Director of Finance and then as Chief Financial Officer for InVivo Therapeutics Corporation from 2010 to 2013 and served as Chief Financial Officer of Celsion Corporation from 2008 to 2010, Transport Pharmaceuticals Inc. from 2006 to 2008, Echo Therapeutics Inc. from 2002 to 2006, SatCon Technology Corporation from 2000 to 2002, and Anika Therapeutics Inc. from 1993 to 2000. Mr. Moran is a CPA by training and earned his M.B.A. and a B.S. in Accounting from Babson College.

Rachael Brake, Ph.D., Chief Scientific Officer

Dr. Brake served as our Chief Scientific Officer from December 2021 to February 2024. Previously, Dr. Brake served at Takeda Pharmaceuticals (NYSE: TAK) from 2014 to 2021 where she held multiple leadership roles in research and development, including Vice President, Global Project Leader in Oncology and most recently, Head, U.S. Medical Affairs in the Oncology Business Unit. In this position, Dr. Brake managed a portfolio of programs and cross-functional teams responsible for the preclinical and clinical exploration of various solid tumor drug candidates spanning diverse mechanisms of action. Dr. Brake developed a medical strategy for Takeda Oncology’s portfolio and emerging immune-focused pipeline. She is experienced in early- and late-stage clinical development, regulatory approvals, program externalizations and commercialization efforts. Prior to her tenure at Takeda, Dr. Brake held leadership roles in research at Amgen Inc. (Nasdaq: AMGN) from 2004 to 2012 and Millennium Pharmaceuticals, Inc. from 2012 to 2014. Dr. Brake obtained her Ph.D. in Molecular Biology and Biochemistry from the University of Western Australia Perth.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to our chief executive officer and the two most highly-compensated executive officers (other than the chief executive officer) who were serving as executive officers as of December 31, 2023 and December 31, 2022 for services rendered in all capacities to us for the year ended December 31, 2023 and December 31, 2022. These individuals are our named executive officers for 2023.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-equity Incentive Plan Compensation	All Other Compensation (2)	Total
Yuval Cohen	2023	$598,850	$283,855	$—	$229,842	$—	$25,075	$1,137,622
Chief Executive Officer	2022	$598,071	$277,728	$—	$552,172	$—	$14,870	$1,442,841

Sean Moran	2023	$444,971	$135,403	$—	$107,975	$—	$28,907	$717,256
Chief Financial Officer	2022	$427,933	$132,480	$—	$199,563	$—	$18,640	$778,616

Rachael Brake	2023	$453,980	$200,000	$—	$161,735	$—	$24,152	$839,867
Chief Scientific Officer	2022	$427,779	$108,986	$—	$211,573	$—	$15,457	$763,795

(1)

Amounts reflect the grant date fair value of option awards granted in 2023 and 2022 in accordance with Accounting Standards Codification Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 3 to our Consolidated Financial Statements and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Estimates - Stock-Based Compensation” included in Item 7 of this Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These amounts do not correspond to the actual value that may be received by the named executive officers if the stock options are exercised.

(2)

Includes the following amounts in respect to company matching contributions under our 401(k) plan, individual health savings accounts, company-paid premiums for group term life insurance, and company-paid internet allowance. The company-paid life insurance premiums reflect payments for group term life policies maintained for the benefit of all employees.

Name	Year	Company 401(k) Matching Contribution	Company Health Savings Account Matching Contribution	Company-Paid Group Term Life Insurance Premiums	Company-Paid Internet Allowance	Total All Other Compensation
Yuval Cohen	2023	$19,290	$4,000	$810	$975	$25,075
	2022	$9,085	$4,000	$810	$975	$14,870

Sean Moran	2023	$17,074	$4,000	$6,858	$975	$28,907
	2022	$10,101	$4,000	$3,564	$975	$18,640

Rachael Brake	2023	$17,935	$4,000	$1,242	$975	$24,152
	2022	$9,240	$4,000	$1,242	$975	$15,457

Employment Agreements with Our Named Executive Officers

Yuval Cohen

Effective April 11, 2022, we entered into a fourth amended and restated employment agreement with Dr. Cohen, which is effective for a period of two years. Dr. Cohen’s employment agreement provides for him to serve as Chief Executive Officer and provides for an annual base salary of $598,850. In addition, Dr. Cohen is eligible to receive an annual bonus, which is targeted at up to 60% of his base salary but which may be adjusted by our Board based on his individual performance and our performance as a whole. Pursuant to the terms of the employment agreement, Dr. Cohen is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Dr. Cohen is subject to non-compete provisions, which apply during the term of his employment and for a period of six months from the date of cessation of his employment, subject to the Company providing as severance ((x) if we terminate Dr. Cohen’s employment without cause or he terminates his employment for good reason during the term of his employment agreement and (y) Dr. Cohen timely executes and does not revoke a general release, which will include a non-compete covenant, and complies with such covenants) twelve months of his base salary, other than during the Change in Control Period (as defined below), in which case it will be increased to twenty-four (24) months. Dr. Cohen will be subject to non-solicitation provisions, which apply during the term of his employment and for a period of twelve months from the date of cessation of his employment. In addition, the employment agreement contains customary confidentiality and assignment of inventions provisions. If we terminate Dr. Cohen’s employment without cause or he terminates his employment for good reason during the term of his employment agreement, other than during the Change in Control Period, we are required to pay him as severance reimbursement of the cost of COBRA coverage (or to use commercially reasonable best efforts to provide the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twelve months, and he may be paid a pro-rated bonus, each subject to his timely execution of a general release, which will include a non-compete covenant, and continuing compliance with such covenants. If we terminate Dr. Cohen’s employment without cause or he terminates his employment for good reason during the term of the employment agreement, and within the three months immediately prior to a change in control or the twelve months immediately following a change in control (the “Change in Control Period”), we are required to provide as severance reimbursement of the cost of COBRA coverage (or to use commercially reasonable best efforts to provide the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twenty-four (24) months, accelerated vesting of all of his outstanding options, restricted stock and other equity incentive awards and his current year bonus at two (2) times target levels, each subject to his timely execution and non-revocation of a general release which will include a non-compete covenant, and continuing compliance with such covenants. Dr. Cohen’s severance payments and other applicable payments and benefits will be subject to reduction to the extent doing so would put him in a better after-tax position after taking into account any excise tax he may incur under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. Dr. Cohen’s employment agreement expires on April 11, 2024.

Sean Moran

Effective April 11, 2022, we entered into a fifth amended and restated employment agreement with Mr. Moran, which is effective for a period of two years. Mr. Moran’s employment agreement provides for him to serve as Chief Financial Officer and provides for an annual base salary of $428,490. In addition, Mr. Moran is eligible to receive an annual bonus, which is targeted at up to 40% of his base salary but which may be adjusted by our Board based on his individual performance and our performance as a whole. Pursuant to the terms of the employment agreement, Mr. Moran is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Mr. Moran is subject to non-compete provisions, which apply during the term of his employment and for a period of six months from the date of cessation of his employment, subject to the Company providing as severance ((x) if we terminate Mr. Moran’s employment without cause or he terminates his employment for good reason during the term of the employment agreement and (y) he timely executes and does not revoke a general release, which will include a non-compete covenant, and complies with such covenants) twelve months of his base salary, other than during the Change in Control Period, in which case it will be increased to eighteen (18) months. Mr. Moran will be subject to non-solicitation provisions, which apply during the term of his employment and for a period of twelve months from the date of cessation of his employment. In addition, the employment agreement contains customary confidentiality and assignment of inventions provisions. If we terminate Mr. Moran’s employment without cause or he terminates his employment for good reason during the term of his employment agreement, other than during the Change in Control Period, we are required to pay him as severance reimbursement of the cost of COBRA coverage (or to use commercially reasonable best efforts to provide the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twelve months, and he may be paid a pro-rated bonus, each subject to his timely execution of a general release, which will include a non-compete covenant, and continuing compliance with such covenants. If we terminate Mr. Moran’s employment without cause or he terminates his employment for good reason during the term of the employment agreement, and during the Change in Control Period, we are required to pay him as severance reimbursement of the cost of COBRA coverage (or to use commercially reasonable best efforts to provide the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for eighteen (18) months, accelerated vesting of all of his outstanding options, restricted stock and other equity incentive awards and his current year bonus at target levels, each subject to his timely execution and non-revocation of a general release, which will include a non-compete covenant, and continuing compliance with such covenants. Mr. Moran’s severance payments and other applicable payments and benefits will be subject to reduction to the extent doing so would put him in a better after-tax position after taking into account any excise tax he may incur under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. Mr. Moran’s employment agreement expires on April 11, 2024.

Rachael Brake

On December 6, 2021, we entered an employment agreement with Dr. Brake (the “2021 Brake Agreement”). The 2021 Brake Agreement provides for her to serve, on an at-will basis, as Chief Scientific Officer and provides for an annual base salary of $410,000. In addition, Dr. Brake is eligible to receive an annual bonus, which is targeted at up to 40% of her base salary but may be adjusted by the Board based on her individual performance and the Company’s performance as a whole. Dr. Brake’s annual base salary and her targeted annual bonus could be adjusted annually by the Board. Pursuant to the terms of the 2021 Brake Agreement, Dr. Brake received an option to purchase up to 16,666 shares of the Company’s common stock pursuant to the Company’s 2014 Equity Compensation Plan, and is eligible, from time to time, to receive additional stock options or other awards (as permitted by the Plan), in amounts, if any, to be approved by the Board or the Compensation Committee in its discretion. Pursuant to the terms of the 2021 Brake Agreement, Dr. Brake is subject to non-compete and non-solicitation provisions, which apply during the term of her employment and for a period of six and twelve months, respectively, following termination of her employment. In addition, the 2021 Brake Agreement contains customary confidentiality and assignment of inventions provisions. Pursuant to the 2021 Brake Agreement, if the Company terminates Dr. Brake’s employment without cause or she terminates her employment for good reason during the term of the employment agreement, other than during the Change in Control Period, the Company may be required to pay her as severance twelve months of her base salary plus reimbursement of the cost of COBRA coverage (or to use commercially reasonable best efforts to provide the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for twelve months, and she may be paid a pro-rated bonus, each subject to her timely execution and non-revocation of a general release and continuing compliance with covenants. If the Company terminates Dr. Brake’s employment without cause or she terminates her employment for good reason during the term of the employment agreement, and during the Change in Control Period, the Company may be required to pay her as severance eighteen (18) months of her base salary plus reimbursement of the cost of COBRA coverage (or to use commercially reasonable best efforts to provide the cost of other comparable coverage if COBRA reimbursement would incur tax penalties or violate the law) for eighteen (18) months, accelerated vesting of all of her outstanding options, restricted stock and other equity incentive awards and her current year bonus at target levels, each subject to her timely execution of a general release and continuing compliance with covenants. Dr. Brake’s severance payments and other applicable payments and benefits will be subject to reduction to the extent doing so would put her in a better after-tax position after taking into account any excise tax she may incur under Internal Revenue Code Section 4999 in connection with any change in control of the Company or her subsequent termination of employment. On February 2, 2024, Dr. Brake submitted a notice of resignation to the Company effective February 19, 2024.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes, for each of the named executive officers, the number of shares of common stock underlying outstanding stock options held as of December 31, 2023.

	Equity Incentive Plan Awards
	Number of Securities Underlying Unexercised Options (#)				Number of Securities Underlying Unexercised Unearned		Option Exercise	Option Expiration
Name	Exercisable		Unexercisable		Options (#)		Price	Date
Yuval Cohen	7,179	(1)	-	(1)	-		$4.97	1/28/2024
	9,091	(2)	-	(2)	-		$30.00	4/11/2024
	21,000	(3)	-	(3)	2,334	(3)	$30.00	10/22/2024
	17,667	(4)	-	(4)	-		$42.00	1/7/2026
	5,000	(5)	-	(5)	-		$261.30	10/6/2026
	12,583	(6)	-	(6)	-		$271.50	3/1/2027
	14,583	(7)	-	(7)	-		$250.50	1/4/2028
	18,833	(8)	-	(8)	-		$225.90	1/18/2029
	19,968	(9)	1,332	(9)	-		$135.90	3/6/2030
	45,166	(10)	18,600	(10)	-		$77.40	2/2/2031
	22,759	(12)	26,898	(12)	-		$14.10	2/1/2032
	-	(13)	66,318	(13)	-		$4.26	2/13/2033
Sean Moran	1,787	(2)	-	(2)	-		$30.00	4/11/2024
	3,525	(3)	-	(3)	392	(3)	$30.00	10/22/2024
	2,917	(4)	-	(4)	-		$42.00	1/7/2026
	2,500	(5)	-	(5)	-		$261.30	10/6/2026
	1,917	(6)	-	(6)	-		$271.50	3/1/2027
	2,917	(7)	-	(7)	-		$250.50	1/4/2028
	3,250	(8)	-	(8)	-		$225.90	1/18/2029
	3,531	(9)	236	(9)	-		$135.90	3/6/2030
	14,510	(10)	5,976	(10)	-		$77.40	2/2/2031
	8,225	(12)	9,722	(12)	-		$14.10	2/1/2032
	-	(13)	31,155	(13)	-		$4.26	2/13/2033
Rachael Brake	8,333	(11)	8,334	(11)	-		$22.50	12/6/2031
	8,720	(12)	10,307	(12)	-		$14.10	2/1/2032
	-	(13)	46,667	(13)	-		$4.26	2/13/2033

(1)

Represents options to purchase shares of our common stock granted on January 28, 2014. 25% of the option vested on January 28, 2015, and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on February 28, 2015.

(2)

Represents options to purchase shares of our common stock granted on April 11, 2014. 25% of the option vested on April 11, 2015, and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on May 11, 2015.

(3)

Represents options to purchase shares of our common stock granted on October 22, 2014. 12.5% of the option vested on October 22, 2015 and 37.5% of the option vested in equal monthly installments over a period of 36 months commencing on November 22, 2015. The remaining 50% of the option vested in tranches between 5% and 10% upon the achievement of eight individual business milestones.

(4)

Represents options to purchase shares of our common stock granted on January 7, 2016. 25% of these options vested on January 7, 2017 with the remaining 75% of the option vesting in equal monthly installments over a period of 36 months commencing on February 7, 2017.

(5)

Represents options to purchase shares of our common stock granted on October 6, 2016. 25% of these options vested on October 6, 2017 with the remaining 75% of the option vesting in equal monthly installments over a period of 36 months commencing on November 6, 2017.

(6)

Represents options to purchase shares of our common stock granted on March 1, 2017. 25% of these options vested on March 1, 2018 with the remaining 75% of the option vesting in equal monthly installments over a period of 36 months commencing on April 1, 2018.

(7)

Represents options to purchase shares of our common stock granted on January 4, 2018. 25% of these options vest on January 4, 2019 with the remaining 75% of the option vesting in equal monthly installments over a period of 36 months commencing on February 4, 2019.

(8)

Represents options to purchase shares of our common stock granted on January 18, 2019. 25% of these options vest on January 18, 2020 with the remaining 75% of the option vesting in equal monthly installments over a period of 36 months commencing on February 18, 2020.

(9)

Represents options to purchase shares of our common stock granted on March 6, 2020. 25% of these options vest on March 6, 2021 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on April 6, 2021.

(10)

Represents options to purchase shares of our common stock granted on February 2, 2021. 25% of these options vest on February 2, 2022 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on March 2, 2022.

(11)

Represents options to purchase shares of our common stock granted on December 6, 2021. 25% of these options vest on December 6, 2022 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on January 6, 2023.

(12)

Represents options to purchase shares of our common stock granted on February 1, 2022. 25% of these options vest on February 1, 2023 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on March 1, 2023.

(13)

Represents options to purchase shares of our common stock granted on February 13, 2023. 25% of these options vest on February 13, 2024 and the remaining 75% of the option vested in equal monthly installments over a period of 36 months commencing on March 13, 2024.

Pay Versus Performance

Pay Versus Performance Table

In accordance with rules adopted by the Securities and Exchange Commission as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Loss (5)
2023	$1,137,622	$1,355,540	$778,561	$887,228	$16.11	$(44,603,316)
2022	$1,442,841	$406,588	$771,205	$405,878	$8.88	$(42,346,903)
2021	$4,858,306	$1,400,998	$930,362	$490,742	$49.28	$(45,640,426)

(1)

The dollar amounts reported are the amounts of total compensation reported for Dr. Cohen (our Chief Executive Officer / PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(2)

The dollar amounts reported represent the average of the amounts reported for our company’s Non-PEO NEOs as a group (excluding Dr. Cohen) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Dr. Cohen) included for purposes of calculating the average amounts in each applicable year are as follows: for 2023, 2022 and 2021, Dr. Brake and Mr. Moran.

(3)

The dollar amounts reported represent the amount of “compensation actually paid” to our PEO and Non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

	2023		2022		2021
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table Totals for Non-PEO NEOs	$1,137,622	$778,561	$1,442,841	$771,205	$4,858,306	$930,362
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(229,842)	(134,855)	(552,172)	(205,568)	(3,996,599)	(642,005)
Fair value at year end of equity awards granted during the year	353,176	207,220	101,496	37,786	660,564	223,500
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	19,077	9,752	(368,308)	(136,723)	(231,588)	(40,771)
Change in fair value of equity awards granted in prior years that vested during the year	75,507	26,550	(217,269)	(60,822)	110,315	19,656
Equity awards granted in prior years that were forfeited during the year	-	-	-	-	-	-
Compensation Actually Paid Totals	$1,355,540	$887,228	$406,588	$405,878	$1,400,998	$490,742

(4)

Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021, 2022 or 2023.

(5)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative total shareholder return (“TSR”), and (ii) our net income, in each case, for the fiscal years ended December 31, 2022 and 2023. TSR amounts reported in the graph assume an initial fixed investment of $100.

A portion of our NEOs’ compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and Compensation Actually Paid tends to be directionally aligned with changes in our TSR.

While we are required by SEC rules to disclose the relationship between our net income and Compensation Actually Paid to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs’ compensation as we are a precision oncology company that has not generated any revenues from the sale of products.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth information concerning the compensation paid to certain of our non-employee directors during 2023.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Alan Holmer (2)	76,250	44,407	120,657
Avery Catlin (3)	67,500	44,407	111,907
Rachelle Jacques (4)	60,014	44,407	104,421
John Jenkins (5)	65,333	44,407	109,740
Peter Salzmann (6)	45,000	44,407	89,407
Anne Altmeyer (7)	46,104	44,407	90,511
Yong Ben (8)	37,440	56,766	94,206

(1)

Amounts reflect the aggregate grant date fair value of each stock option granted in 2023, in accordance with the Accounting Standards Codification Topic 718. These amounts do not correspond to the actual value that may be received by the directors if the stock options are exercised.

(2)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Mr. Holmer was 21,073.

(3)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Mr. Catlin was 20,444.

(4)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Ms. Jacques was 16,560.

(5)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Dr. Jenkins was 16,560.

(6)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Dr. Salzmann was 15,403.

(7)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Dr. Altmeyer was 10,607.

(8)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Dr. Ben was 10,607.

Non-Employee Director Compensation Policy

Our Board has approved a director compensation policy for our non-employee directors. Other than reimbursement for reasonable expenses incurred in connection with attending Board and committee meetings, this policy provides for the following cash compensation effective May 2022:

•
each non-employee director is entitled to receive an annual fee from us of $40,000;
•
the chair of our Board will receive an annual fee from us of $30,000;
•
the chair of our audit committee will receive an annual fee from us of $20,000;
•
the chair of our compensation committee will receive an annual fee from us of $15,000;
•
the chair of our nominating and corporate governance committee will receive an annual fee from us of $10,000; and
•
each non-chairperson member of the audit committee, the compensation committee, and the nominating and corporate governance committee will receive annual fees from us of $10,000, $7,500, and $5,000, respectively.

Each non-employee director receives an annual equity award grant in an amount and on vesting terms, if applicable, to be determined annually by our Compensation Committee in consultation with an independent compensation consultant under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future (the “Annual Non-Employee Director Grant”). Each non-employee director that joins our Board receives an initial grant to purchase that number of shares of our common stock under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, equal to two times the Annual Non-Employee Director Grant, which shall vest one year from the grant date, or other award with equivalent value and vesting terms to be determined by the Compensation Committee. Upon a change in control, as defined in our equity incentive plan, 100% of the shares underlying these options shall become vested and exercisable immediately prior to such change in control.

Scientific Advisory Board Compensation

We do not currently have a policy regarding compensation for our scientific advisory board members; however, each member of the scientific advisory board is eligible to receive a payment of $50,000 per year and an initial grant of 1,500 options to purchase shares of our common stock at the fair market value on the date of grant.

EQUITY COMPENSATION PLAN INFORMATION

2014 Equity Compensation Plan General

On March 26, 2014, our Board adopted the 2014 Equity Compensation Plan, or the 2014 Plan, subject to stockholder approval, which was received on April 1, 2014, pursuant to the terms described herein.

The general purpose of the 2014 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. By means of the 2014 Plan, we seek to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for our success and the success of our subsidiaries.

Equity Compensation Plan Information

The following table provides certain information with respect to all of the Corbus equity compensation plans in effect as of December 31, 2023:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	776,880	$76.70	899,015
Equity compensation plans not approved by security holders	—	—	—
TOTAL:	776,880	$76.70	899,015

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2023 as follows:

1.
The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2023.
2.
The Audit Committee has discussed with representatives of EisnerAmper LLP, the independent public accounting firm, the matters which are required to be discussed with them by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.
3.
The Audit Committee has discussed with EisnerAmper LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by EisnerAmper LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Audit Committee of Corbus Pharmaceuticals Holdings, Inc.

Avery W. Catlin, Chairman

Rachelle Jacques

John Jenkins, M.D.

* The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 22, 2024 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company’s current directors; (ii) each of the named executive officers; (iii) all of the current executive officers and directors as a group; and (iv) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s common stock.

For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s common stock issuable under options that are exercisable on or within 60 days after March 22, 2024 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 10,507,237 shares of common stock issued and outstanding as of March 22, 2024 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Except as otherwise noted below, the address for persons listed in the table is c/o Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or greater Stockholders:
Cormorant Global Healthcare Master Fund, LP (1)	2,025,000	19.3%
Adage Capital Partners, L.P. (2)	796,392	7.6%
Millennium Management LLC (3)	544,276	5.2%

Officers and Directors
Yuval Cohen (4)	230,974	2.2%
Sean Moran (5)	65,696	*
Rachael Brake (6)	30,206	*
Alan Holmer (7)	21,823	*
John Jenkins (8)	16,593	*
Avery W. Catlin (9)	22,011	*
Peter Salzmann (10)	15,403	*
Rachelle Jacques (11)	16,560	*
Anne Altmeyer (12)	10,607	*
Yong Ben (13)	10,607	*
All current directors and executive officers as a group (10 total)	440,480	4.0%

(1)

Based upon information contained in a Schedule 13G jointly filed by Cormorant Global Healthcare Master Fund, LP, Cormorant Global Healthcare GP, LLC, Cormorant Asset Management, LP and Bihua Chen on March 18, 2024. Consists of 2,025,000 shares of our common stock owned by Cormorant Global Healthcare Master Fund, LP (the “Master Fund”). Cormorant Global Healthcare GP, LLC serves as the general partner of the Master Fund. Cormorant Asset Management, LP serves as the investment manager to the Master Fund. Bihua Chen serves as the managing member of Cormorant Global Healthcare GP, LLC and the general partner of Cormorant Asset Management, LP. Each of the Reporting Persons disclaims beneficial ownership of the shares reported herein except to the extent of its or her pecuniary interest therein.

(2)

Based upon information contained in a Schedule 13G jointly filed by Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C., Adage Capital Management, L.P., Robert Atchinson and Phillip Gross on February 12, 2024. Consists of 796,392 shares of our common stock owned by Adage Capital Partners, L.P. (“ACP”). Adage Capital Partners GP, L.L.C. (“ACPGP”) is the general partner of ACP with respect to the Common Stock directly owned by ACP. Adage Capital Management, L.P. (“ACM”) is the investment manager of ACP with respect to the Common Stock directly owned by ACP. Robert Atchinson (“Mr. Atchinson”) is the (1) managing member of Adage Capital Advisors, L.L.C. (“ACA”), managing member of ACPGP, and (2) managing member of Adage Capital Partners LLC (“ACPLLC”), general partner of ACM with respect to the Common Stock directly owned by ACP. Phillip Gross (“Mr. Gross”) is the (1) managing member of ACA, managing member of ACPGP, and (2) managing member of ACPLLC, general partner of ACM, with respect to the Common Stock directly owned by ACP.

(3)

Based upon information contained in a Schedule 13G jointly filed by Integrated Core Strategies (US) LLC, Millenium Management LLC, Millenium Group Management LLC and Israel A. Englander on February 23, 2024. Consists of 544,276 shares of our common stock owned by Millennium Management LLC. Millennium Group Management LLC is the managing member of Millennium Management LLC and Israel A. Englander is the sole voting trustee of the managing member of Millennium Group Management LLC.

(4)	Includes 220,521 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 22, 2024.

(5)	Includes 59,054 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 22, 2024.

(6)	Includes 30,206 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 22, 2024.

(7)	Includes 20,444 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 22, 2024.

(8)	Includes 16,560 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 22, 2024.

(9)	Includes 20,444 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 22, 2024.

(10)	Includes 15,403 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 22, 2024.

(11)	Includes 16,560 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 22, 2024.

(12)	Includes 10,607 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 22, 2024.

(13)	Includes 10,607 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of March 22, 2024.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions, since January 1, 2022, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in the section entitled “Executive Compensation.” There were no other related party transactions identified.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers whereby we have agreed to indemnify those directors and officers to the fullest extent permitted by law, including indemnification against expenses and liabilities incurred in legal proceedings to which the director or officer was, or is threatened to be made, a party by reason of the fact that such director or officer is or was a director, officer, employee or agent of our Company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, the best interests of our Company.

Policies and Procedures for Related Party Transactions

Our Board has adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, which we refer to collectively as related parties, are not permitted to enter into a transaction with us without the prior consent of our Board acting through the audit committee or, in certain circumstances, the chairman of the audit committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our audit committee, or in certain circumstances the chairman of our audit committee, for review, consideration and approval. In approving or rejecting any such proposal, our audit committee, or the chairman of our audit committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2023, all reports required to be filed under Section 16(a) during 2023 were filed on a timely basis.

PROPOSAL 2: APPROVAL OF THE CORBUS PHARMACEUTICALS HOLDINGS, INC. 2024 EQUITY COMPENSATION PLAN AND THE RESERVATION OF 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

At the Annual Meeting, the Company’s stockholders are being asked to approve the Company’s 2024 Equity Compensation Plan (the “2024 Plan”), to authorize 2,000,000 shares of Common Stock for issuance thereunder. The following description of the principal terms of the 2024 Plan is a summary and is qualified in its entirety by the full text of the 2024 Plan, which is attached as Appendix A to this proxy statement. This summary does not purport to be a complete description of all the provisions of the 2024 Plan.

General

The 2024 Plan was adopted by our Board on March 14, 2024 (the “Effective Date”), subject to the approval of our stockholders. The Board believes that the 2024 Plan will advance the Company’s interests by enhancing our ability to (a) attract, retain and reward employees, officers, directors, consultants, advisors and other individual service providers who are in a position to make significant contributions to our success; and (b) encourage our employees, officers, directors, consultants, advisors and other individual service providers to take into account our long-term interests through ownership of our shares of Common Stock.

Under the 2024 Plan, awards may be made in the form of options to purchase shares of our Common Stock, stock appreciation rights (“SARs”), restricted shares of our Common Stock, restricted stock units, performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards (collectively, “awards”). Options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or “nonstatutory stock options” which are not intended to qualify as Incentive Stock Options thereunder. However, ISOs may only be granted to employees.

No non-employee director of the Board may receive awards in any calendar year exceeding $1,000,000 (inclusive of any cash awards outside of the 2024 Plan). However, in the case of a new non-employee director of the Board, such amount is increased to $1,200,000 for the initial year of services.

The 2024 Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

On March 26, 2024, the Company can no longer grant awards under 2014 Plan pursuant to the terms of the 2014 Plan. Additionally, the Board has resolved that if the Company’s stockholders approve the 2024 Plan, the Company shall cease to make any further awards under the 2014 Plan. If the Company’s stockholders do not approve the 2024 Plan, the Company will not have a stockholder approved equity compensation plan under which to make awards to its employees, officers, directors, consultants, advisors and other individual service providers.

Purpose

The primary purpose of the 2024 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the 2024 Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries. In the event that the 2024 Plan is not adopted, the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Description of the 2024 Plan

The following description of the material terms of the 2024 Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2024 Plan, a copy of which is attached as Appendix A to this proxy statement and incorporated herein by reference.

Administration. The 2024 Plan is administered by the Compensation Committee of our Board (the “Committee”). However, the entire Board may act in lieu of the Committee on any manner. The Committee has authority, in its discretion, to approve the persons to whom awards may be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of an award and to determine the specific terms and conditions of each award, subject to the provisions of the 2024 Plan. The Committee may also approve rules and regulations for the administration of the 2024 Plan and amendments or modifications of outstanding awards (except that (i) options and SARs cannot be repriced and (ii) options and SARs cannot be cancelled in exchange for cash or another awards, in each case, without Stockholder approval). The Committee may delegate authority to one or more executive officers to grant awards to employees (other than themselves), subject to applicable law and the 2024 Plan. No awards may be made under the 2024 Plan on or after the ten year anniversary of the Effective Date, but the 2024 Plan will continue thereafter while previously granted awards remain outstanding.

Eligibility. Persons eligible to receive awards under the 2024 Plan are all employees, officers, directors, consultants, advisors and other individual service providers of our Company and our subsidiaries, who, in the opinion of the Committee, are in a position to contribute to the success and growth of the Company, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. Notwithstanding the foregoing, only Company employees are eligible to receive ISO grants. As of March 22, 2024, the Company and its subsidiaries had a total of 19 employees, including three executive officers, and seven non-employee directors. The Company had no officers who are not executive officers. In accordance with our Amended and Restated Bylaws, directors who are serving the Company as employees and who receive compensation for their services as such, shall not be eligible to receive any other compensation under the 2024 Plan for their services as directors of the Company. Corbus International Limited, our UK subsidiary, has two employees, one of whom is also an officer of the Company, and are eligible for awards under the 2024 Plan. Other than as stated in the preceding sentence, none of our subsidiaries have any employees and none of the officers and directors of our subsidiaries are eligible for awards under the 2024 Plan other than those who are eligible as officers or directors of the Company. As of that date, we had one scientific advisor who we have historically granted options to, and no one in the categories of consultants, other individual advisors or other individual service providers. As of March 22, 2024, no person is eligible to participate as a result of a determination by the Committee that that person is a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As awards under the 2024 Plan are within the discretion of the Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2024 Plan

The Board has reserved for issuance under the 2024 Plan 2,000,000, shares of Common Stock (the “Share Reserve”). All such shares of Common Stock reserved for issuance under the 2024 Plan may, but need not, be issued in respect of ISOs. The maximum number of shares of Common Stock which may be issued under the 2024 Plan as Full Value Awards is 1,000,000 shares. A “Full Value Award” is any award other than a stock option, SAR or other award for which the participant pays the intrinsic value of the award (whether directly or by foregoing the right to receive a cash payment from the Company).

If any option granted under the 2024 Plan terminates without having been exercised in full or if any award is forfeited or cancelled, the number of shares of Common Stock as to which such award was forfeited or withheld will be available for future grants under the 2024 Plan (subject to the limitations applicable to Full Value Awards if such shares of Common Stock relate to a Full Value Award). However, any shares of Common Stock otherwise issuable that are withheld to satisfy the exercise price of a stock option or tax withholding obligations or are repurchased by the Company with stock option proceeds, shall not revert to the 2024 Plan or be added back to the Share Reserve.

The number of shares of Common Stock authorized for issuance under the 2024 Plan and the foregoing share limitations are subject to customary adjustment for stock splits, stock dividends or similar transactions.

Equity-based awards under the 2024 Plan may vest no earlier than the first anniversary of the date of grant, with limited exceptions for substitute awards, shares of Common Stock delivered in lieu of fully vested cash awards, director awards vesting on the earlier of the one-year anniversary of grant or the next annual meeting of stockholders and for equity-based awards with respect to up to 5% of the Share Reserve.

Director Compensation. The 2024 Plan provides for an annual limit on non-employee director compensation of $1,000,000, increased to $1,200,000 in the fiscal year of a non-employee director’s initial service as a non-employee member of the Board. This limit applies to the sum of both equity grants that could be awarded to non-employee directors during a fiscal year (based on their value under ASC Topic 718 on the grant date) and cash compensation, such as cash retainers and meeting fees earned during a fiscal year. Notwithstanding the foregoing, the Board reserves the right to make an exception to these limits due to extraordinary circumstances without the participation of the affected director receiving the additional compensation.

Terms and Conditions of Options. Options granted under the 2024 Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Committee will determine the exercise price of options granted under the 2024 Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Committee based on the reasonable application of a reasonable valuation method. On March 21, 2024, the closing sale price of a share of Common Stock on Nasdaq was $38.15.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2024 Plan will be exercisable at such time or times as the Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Committee may, in its discretion, permit a holder of a nonstatutory option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid (a) in cash or by certified or bank check or (b) through a broker-assisted exercise program implemented by the Committee in connection with the 2024 Plan.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Committee may permit the holder of a nonstatutory option to transfer the award to immediate family members or a family trust for estate planning purposes. The Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The Committee may grant SARs independent of or in connection with an option. The Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the Committee. The maximum term of any SAR granted under the 2024 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

•
the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by

•
the number of shares of Common Stock covered by the SAR.

Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee may award restricted Common Stock and/or restricted stock units under the 2024 Plan. Restricted stock awards consist of shares of Common Stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our Common Stock, cash, or a combination of shares of Common Stock and cash, at a future date upon or following the attainment of certain conditions specified by the Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends with respect to restricted stock will only be paid to the holder of the shares at the time that the restricted stock vests. Dividend equivalent amounts may be deemed reinvested in additional restricted stock units, as determined by the Committee in its sole discretion, or paid with respect to restricted stock units when the units vest. Unless the Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units. The Committee may award performance shares and/or performance units under the 2024 Plan to any eligible employee or other individual service provider other than a non-employee director of the Board. Performance shares and performance units are awards, denominated in either shares of Common Stock or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Committee. The Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards, Other Stock-Based and Cash-Based Awards. The Committee may award other types of equity-based or cash-based awards under the 2024 Plan, including the grant or offer for sale of shares of our Common Stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Committee may impose.

Effect of Certain Corporate Transactions. The Committee may, at the time of the grant of an award provide for the effect of a Change in Control (as defined in the 2024 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Committee. The Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change in control; (f) cancel any awards in exchange for cash and/or other property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of rights upon a change in control; (g) cancel any outstanding underwater options or SARs for no consideration; or (h) take any other action the Committee deems necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the change in control.

Clawback/Recoupment. Awards granted under the 2024 Plan will be subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

In 2023, the Committee adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”), in accordance with the requirements of the Nasdaq listing standards and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Clawback Policy requires the Committee to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

Amendment, Termination. Our Board may at any time amend the 2024 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of Common Stock available under the 2024 Plan, (b) change the group of individuals eligible to receive awards, (c) extend the term of the 2024 Plan, or (d) reduce or reprice the exercise price of any stock option and/or SAR or cancel any stock option and/or SAR in exchange for cash or another award.

Other Information

The Board and the Compensation Committee have not granted any purchase rights under the 2024 Plan that are subject to stockholder approval of this Proposal 2. A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the 2024 Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group. However, please refer to “Executive Compensation” in this proxy statement, which provides information on the grants made in the previous fiscal year, and please refer to the description of grants made to our non-employee directors in the last previous year under the heading “Director Compensation” in this proxy statement.

Material Federal Income Tax Consequences

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2024 PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2024 PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2024 Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock at that time.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our Common Stock are issued. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

The federal income tax consequences of performance share awards, performance unit awards, incentive bonus awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our Common Stock paid, determined at the time of such payment, in connection with such awards.

Section 409A

If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Board and the Committee intend to consider the potential impact of Section 162(m) on grants made under the 2024 Plan, but reserve the right to approve grants of awards for an executive officer that exceeds the deduction limit of Section 162(m).

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2024 Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is intended that the shares issuable pursuant to the 2024 Plan will be registered under the Securities Act of 1933, as amended.

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the 2024 Plan to pay any federal, state or local taxes required by law to be withheld.

New Plan Benefits

No awards will be granted under the 2024 Plan prior to its approval by our Stockholders. The grant of options and other awards under the 2024 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CORBUS PHARMACEUTICALS HOLDINGS, INC. 2024 PLAN AND THE RESERVATION OF 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

Vote Required

Approval of this Proposal 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. As a result, abstentions will have the effect of a vote “Against” this Proposal 2 and “broker non-votes,” if any, will have no effect on the outcome of this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF OUR 2024 PLAN.

PROPOSAL 3: RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024

The Audit Committee has reappointed EisnerAmper LLP as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2024 and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees for professional services rendered by EisnerAmper LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2023	2022
	(In thousands)
Audit Fees	$299	$221
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$299	$221

Audit Fees

Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual audited financial statements and of our internal control over financial reporting, the review of our quarterly financial statements included in our Forms 10-Q, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our common stock and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees

Audit-related fees are for services regarding financial accounting and reporting standards and other activities not explicitly related to the audit of our financial statements.

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee pre-approved all services provided by EisnerAmper LLP during fiscal 2023 and 2022 in accordance with the policy regarding pre-approval of all auditing services.

The Audit Committee is responsible for reviewing and discussing the audit financial statements with management, discussing with the independent registered public accountants the matters required by the applicable requirements of the PCAOB, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board of Directors that the audit financial statements be included in our annual report on Form 10-K.

Attendance at Annual Meeting

Representatives of EisnerAmper LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 4: ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION

At our 2023 annual meeting of stockholders, we conducted a non-binding stockholder vote on the frequency of future Say-on-Pay votes (commonly known as a “Say-When-on-Pay” vote). We recommended that such votes be conducted annually and our stockholders approved that recommendation. We will hold a Say-on-Pay vote at each annual meeting until the time our stockholders vote to hold the Say-on-Pay vote at a different frequency.

Q: What are you voting on?

A: In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to vote, on an advisory basis, on:

Say-on-Pay. Approval of the compensation of our named executive officers as disclosed in this proxy statement, including the various compensation tables and the related narrative disclosures (Proposal 4).

Q: Why does your Board recommends a vote “FOR” Proposal 4?

A: The Board believes that the Company’s compensation policies and practices are effective in achieving our goals of motivating and retaining our executives by:

•
rewarding excellence in leadership and sustained financial performance; and
•
aligning our executives’ interests with those of our stockholders to create long-term value.

Q: What are the effects of these votes?

A: Proposal 4 is advisory, and non-binding on our Board. However, the Board and the Compensation Committee will review and consider the results of these votes when evaluating our executive compensation program.

Proposal 4 is as follows:

“Resolved, that the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the Annual Meeting of Stockholders, including the various compensation tables and the related narrative disclosures, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICERS' COMPENSATION

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2025 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2024 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than December 3, 2024 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, Attn.: Secretary.

Our by-laws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2024 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than February 15, 2025 and no earlier than January 16, 2025; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than thirty (30) days before the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”) or more than sixty (60) days after the Anniversary Date, a stockholder’s notice shall be timely if received by the Company at our principal executive office not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such Annual Meeting; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such Annual Meeting is first made by the Company. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, Attn.: Secretary.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the SEC may be obtained without charge by writing to Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on March 22, 2024. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2023 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Corbus Pharmaceuticals Holdings, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, Attn.: G. Scott Goeken, Secretary, or by phone at (617) 963-0100. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Yuval Cohen

Yuval Cohen

Chief Executive Officer

April 2, 2024

Norwood, Massachusetts

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

800-429-6512

Appendix A

CORBUS PHARMACEUTICALS HOLDINGS, INC.

2024 EQUITY COMPENSATION PLAN

1. Establishment and Purpose

1.1 The purpose of the Corbus Pharmaceuticals Holdings, Inc. 2024 Equity Compensation Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company (as defined herein) and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2 The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1 hereof.

2. Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.

2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of the Awardee’s employment or other service; (iii) use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within (fifteen) 15 days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; or (vii) any material breach of any policy of the Company or its Affiliates or any action that the Board, in its sole discretion, determines is reasonably likely to cause the Company or its Affiliates disgrace or disrepute. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.7 “Change in Control” shall be deemed to have occurred if any one of the following events shall occur:

(i) any Person becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common Stock representing more than 25% of the total number of votes that may be cast for the election of directors of the Company; or

(ii) the consummation of any (a) merger or other business combination of the Company, (b) sale of all or substantially all of the Company’s assets or (c) combination of the foregoing transactions (a “Transaction”), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity or a parent entity; or

(iii) within any twelve (12)-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board (or the board of directors of any successor to the Company); provided that any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Rule 14a-11 promulgated under the Exchange Act or any successor provision; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, (1) no event or condition shall constitute a Change in Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax and (2) no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in the Plan or any Award Agreement shall exist, to the extent that the Board so determines by resolution adopted and not rescinded prior to the Change in Control; provided, however, that no such determination by the Board shall be effective if it would cause a Participant to be subject to a penalty tax under Section 409A of the Code.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.10 “Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

2.11 “Company” means Corbus Pharmaceuticals Holdings, Inc., a Delaware corporation, and any successor thereto as provided in Section 15.8.

2.12 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, director, advisor or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, director, advisor or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law or permitted by the Committee. Unless the Committee provides otherwise, in its sole discretion, or as otherwise required by Applicable Law, vesting of Awards shall be tolled during any unpaid leave of absence by a Participant.

2.13 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.14 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.15 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.16 “Effective Date” means the date set forth in Section 17.1 hereof.

2.17 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date, (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.20 “Full Value Award” shall mean any Award other than a Stock Option, Stock Appreciation Right or other Award for which the Participant pays the intrinsic value of the Award (whether directly or by forgoing a right to receive a cash payment from the Company).

2.21 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.22 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.23 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.24 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.25 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.26 “Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.

2.27 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.28 “Person” shall mean any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.

2.29 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.30 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.31 “Plan” means this Corbus Pharmaceuticals, Inc. 2024 Equity Compensation Plan, as it may be amended from time to time.

2.32 “Reporting Person” means an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.33 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.34 “Restricted Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.35 “Securities Act” means the Securities Act of 1933, as amended.

2.36 “Stock Appreciation Right” or “SAR” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.37 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.38 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3. Administration

3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Section 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, or extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right); provided that neither the Board nor the Committee may, without shareholder approval, reduce or reprice the exercise price of any Stock Option and/or Stock Appreciation Right or cancel any Stock Option and/or Stock Appreciation Right in exchange for cash or another Award; and provided further that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award or Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

3.4 Minimum Vesting Requirements for Awards. Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any (i) substitute Awards (as provided in Section 15.13 of the Plan), (ii) shares of Common Stock delivered in lieu of fully vested cash Awards and (iii) Awards to Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders); provided, that, the Committee may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available Share Reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.3); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change of Control, in the terms of the Award or otherwise.

4. Shares Subject to the Plan

4.1 Share Limitation.

(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be two million (2,000,000) shares; all of which shares may, but need not, be issued in respect of Incentive Stock Options. The maximum number of shares of Common Stock which may be issued under the Plan as Full Value Awards is one million (1,000,000) shares.

(b) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder (other than by exercise), the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations (including the limitation applicable to Full Value Awards if such shares of Common Stock relate to a Full Value Award). Shares of Common Stock (i) tendered or withheld in payment of a Stock Option, (ii) tendered or withheld to satisfy any tax withholding obligation or (iii) repurchased by the Company with Stock Option proceeds, shall not revert to the Plan or be added back to the Share Reserve. Further, shares of Common Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the grantee upon the exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan.

4.2 Outside Director Limitation. The grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted under the Plan to any Outside Director during any calendar year shall not exceed $1,000,000 (inclusive of any cash awards to an Outside Director for such year that are not made pursuant to the Plan); provided that in the case of a new Outside Director, such amount shall be increased to $1,200,000 for the initial year of the Outside Director’s term.

4.3 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award.

Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5. Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.

6. Stock Options

6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the sole discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

6.3 Vesting of Stock Options. Subject to Section 3.4, the Committee shall in its sole discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee in its sole discretion may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a) If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b) If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(c) If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d) To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price in cash or by certified or bank check, or through a broker-assisted exercise program implemented by the Committee in connection with the Plan. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.6 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.

(b) Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c) Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (A) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (B) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

(d) Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7. Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2.

7.3 Vesting Stock Appreciation Rights. Subject to Section 3.4, the Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.

7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

8. Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan, the dividends or other distributions shall be subject to the same restrictions on transferability as the shares of Common Stock to which they relate and shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement (and subject to Section 3.4). Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. Any right to receive all dividends and other distributions paid or made with respect thereto shall be subject to the requirements of Section 15.14.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Restricted Stock Unit Awards

9.1 Grant of Restricted Stock Unit Awards. A Restricted Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Restricted Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Restricted Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Restricted Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which if so granted shall be accumulated and may be deemed reinvested in additional Restricted Stock Units, as determined by the Committee in its sole discretion. If any dividend equivalents are to be earned while a Restricted Stock Unit Award is subject to restrictions under Section 9 of the Plan, the Committee shall provide in the Award Agreement for such dividend equivalents to be subject to the same restrictions on transferability as the Restricted Stock Units to which they relate.

9.2 Vesting of Restricted Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion (and subject to Section 3.4), determine any vesting requirements with respect to a Restricted Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Unit Award at any time. A Restricted Stock

Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee and in compliance with Applicable Law including Section 409A of the Code.

9.3 Payment of Restricted Stock Unit Awards. A Restricted Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Restricted Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Restricted Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half months after the later of the calendar year or fiscal year in which the Restricted Stock Units vest. If Restricted Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

10. Performance Shares

10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person other than an Outside Director selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional Performance Shares, as determined by the Committee in its sole discretion, and subject to the requirements of Section 15.14.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Share Award.

10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless otherwise specified in the Award Agreement, all Performance Shares shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11. Performance Units

11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person other than an Outside Director selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.

11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Unit Award.

11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless otherwise specified in the Award Agreement, all Performance Units shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

12. Incentive Bonus Awards

12.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

12.3 Payment of Incentive Bonus Awards.

(a) Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13. Other Cash-Based Awards and Other Stock-Based Awards

13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Committee determines.

14. Change in Control

14.1 Effect of a Change in Control.

(a) The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor; and/or (vii) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control)

and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

(c) The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock, and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

15. General Provisions

15.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

15.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by Applicable Law or stock exchange listing condition.

15.3 No Assignment or Transfer; Beneficiaries.

(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 16.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

15.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

15.5 Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

15.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

15.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

15.10 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

15.11 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee or the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

15.12 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

15.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

15.14 Dividends and Dividend Equivalents. Notwithstanding anything in this Plan to the contrary, the Company shall not pay dividends equivalents with respect to any unvested Award (including, without limitation Restricted Stock Unit Awards, Performance Share Awards, Performance Unit Awards or Other Stock-Based Awards) nor shall it pay dividend equivalents on Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights, whether vested or unvested. A Restricted Stock Award may provide that any dividends which would otherwise be payable on Restricted Stock shall accrue on such shares of Restricted Stock and shall be payable only upon vesting of the shares subject to the Restricted Stock Award to which they relate.

16. Legal Compliance

16.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.

16.2 Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

16.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

16.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of Applicable Law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

16.5 Tax Withholding.

(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the maximum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.

(b) Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation, utilize the broker-assisted exercise procedure described in Section 6.5 to satisfy the withholding requirements related to the exercise of a Stock Option.

16.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.

16.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any Applicable Law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

16.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

17. Effective Date, Amendment and Termination

17.1 Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one year of the date on which such Board approval occurs.

17.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, (b) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, (ii) changes the persons or class of persons eligible to receive Awards, or (iii) reduces or reprices the exercise price of any Stock Option and/or Stock Appreciation Right or cancels any Stock Option and/or Stock Appreciation Right in exchange for cash or another Award. For purposes of the foregoing, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, (i) to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code, or (ii) in a manner that causes an Incentive Stock Option to be treated as a Nonqualified Stock Option. The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

INITIAL BOARD APPROVAL: 03/14/2024

INITIAL STOCKHOLDER APPROVAL: __/__/2024

CORBUS PHARMACEUTICALS

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VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 15, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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CORBUS PHARMACEUTICALS HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Yuval Cohen
02) Alan Holmer
03) Avery W. Catlin
04) Rachelle Jacques
05) John Jenkins
06) Peter Salzmann
07) Anne Altmeyer
08) Yong Ben

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Approval of the Company's 2024 Equity Compensation Plan.	☐	☐	☐
3. Ratification of EisnerAmper LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.	☐	☐	☐
4. Approval, on an advisory basis, of the executive compensation of the Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date